Exhibit 99.1

Public Storage to Acquire National Storage Affiliates, Creating Significant Value for All Stakeholders

Increases Public Storage’s leading brand and scale in key U.S. markets complementary with existing portfolio to meaningfully enhance omnichannel digital-first platform for customers

New joint venture created with NSA Operating Partnership unitholders with 313 properties providing attractive yield alternative to existing NSA OP unitholders in a tax-efficient way

Marks first value creation milestone under PS4.0TM plan delivering substantial growth opportunity of earnings per share in a leverage neutral transaction

Public Storage to wholly-own 488 of the over 1,000 properties on balance sheet focusing on key Sun Belt and core markets

All-stock transaction with an exchange ratio of 0.14, representing an implied offer price of $41.68 per NSA share

Detailed presentation available on Public Storage and National Storage Affiliates Investor Relations websites; conference call scheduled for March 16, 2026 at 8:00 a.m. ET

FRISCO, Texas and GREENWOOD VILLAGE, Colo.—(BUSINESS WIRE)— Public Storage (NYSE: PSA, the “Company”), a leading owner and operator of self storage facilities, and National Storage Affiliates (NYSE: NSA) today announced an agreement under which Public Storage will acquire National Storage Affiliates in an all-stock transaction valued at an enterprise value of approximately $10.5 billion. NSA’s portfolio includes more than 1,000 properties, 69 million rentable square feet, and 550,000 units across 37 states and Puerto Rico. The combined company is expected to have a pro forma equity market capitalization of approximately $57 billion and total enterprise value of approximately $77 billion.

Under the terms of the agreement, holders of NSA common shares and operating partnership (“OP”) units will receive 0.14 of a share of PSA common stock or partnership units for each NSA share or unit they own, representing a total consideration of $41.68 per share based on PSA’s closing share price on March 13, 2026. Both companies’ Boards of Trustees have unanimously approved the transaction, which is expected to close in the third quarter of 2026, subject to the approval of NSA equity holders, and satisfaction of other customary closing conditions.

Immediately prior to closing, Public Storage and limited partners in NSA’s OP will form a joint venture (the “JV”) consisting of 313 properties on NSA’s operating platform comprising 19.6 million rentable square feet across 28 states and Puerto Rico with an estimated value of approximately $3.3 billion3. OP unitholders are expected to own approximately 80% of the JV at inception, with PSA holding the remaining interest. The joint venture is expected to be capitalized with $2.2 billion of property-level secured debt, including a mezzanine loan investment from PSA of approximately $240 million, and operate at approximately 70% leverage. Public Storage will exclusively manage the joint venture portfolio and will earn customary property management, asset management and tenant reinsurance income.

PSA will repay NSA’s existing bank debt and senior unsecured notes while assuming its existing mortgage debt and Series A, B and A-1 preferred shares and units. Public Storage has arranged committed financing of $4.0 billion, to be provided by Goldman Sachs Bank USA and Wells Fargo Bank, National Association, comprised of a $2.0 billion corporate bridge loan and a $2.0 billion joint venture off-balance sheet bridge loan which will become permanent secured mortgage financing.

“With the launch of the PS4.0 strategic vision focused on accelerated per share earnings and cash flow growth, this transaction will enable us to strategically and accretively expand our platform with assets that are highly complementary with our portfolio, deepen our significant market presence, and enhance our long-term per share growth profile,” said Tom Boyle, incoming CEO of Public Storage. “By applying our PS Next operating model to NSA’s portfolio, we see meaningful opportunity to enhance the customer experience, drive financial upside, and create significant value for shareholders over the near and long term as our industry emerges from the bottom of the self storage operating cycle. We look forward to welcoming NSA’s team and customers to our industry-leading platform.”

“This outcome reflects the incredible transformation we have undertaken over the past few years to refocus our portfolio, enhance operations, and drive growth,” said David Cramer, CEO of National Storage Affiliates. “This transaction with Public Storage follows a thorough process overseen by our Board of Trustees and will deliver a meaningful premium to NSA investors and enable our shareholders and OP unitholders to participate in the significant value creation upside of this combination. Public Storage is the ideal strategic fit for our company given their best-in-class brand, operating platform, and future growth profile. We could not be more excited to partner with the Public Storage team to take our platform to the next level. This combination is a testament to the visionary leadership of Arlen Nordhagen and the entire NSA leadership team, who pioneered the Participating Regional Operator (PRO) model to build a national platform through local expertise. By joining PSA, we ensure that the entrepreneurial spirit of our regional partners is preserved within a global platform capable of driving unprecedented scale. Together, we will provide our investors a highly compelling opportunity to participate in the growth and outperformance we expect to realize together.”

Strategic and Financial Rationale

Public Storage expects this transaction to result in immediate and long-term benefits for stakeholders of both companies, including:

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Enhanced scale and leading brand: With the integration of more than 1,000 properties, 550,000 units, and multiple brands under the premier Public Storage® brand, the Company will enhance its position in both the physical and digital world. PSA expects to generate economies of scale across its portfolio, resulting in enhanced operating performance, margins, and customer value.

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Expanded presence in high-growth geographies: NSA expands PSA’s exposure to markets that are poised for strong long-term growth based on demographic trends, including the Sun Belt region and other markets where NSA is strategically focused.

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Complementary assets and markets: NSA owns a portfolio of efficient to operate, drive-up properties across a diverse set of markets that are strategic fits for the PSA platform and expands the combined company’s ability to service a broader range of customers. This diversification creates significant opportunities to enhance operations and profitability, while opening new growth avenues for PSA’s value creation engine.

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New joint venture: Public Storage is utilizing a creative joint venture structure to deliver a “win-win” for PSA shareholders and NSA equity holders. At closing, a new joint venture comprised of 313 high cash flowing properties will be owned 80% by NSA OP unitholders and 20% by PSA. The joint venture provides NSA OP unitholders exposure to attractive yield, tax deferral, leverage, and the PS Next operating platform. This joint venture and NSA’s existing joint venture’s comprise approximately 54% of NSA’s existing properties; PSA will wholly-own 46% of NSA’s properties located in key growth markets that will drive cash flow growth for the combined shareholders.

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Accelerated growth and profitability: NSA has demonstrated solid recent operating momentum, and applying PSA’s industry-leading revenue and expense management capabilities will help drive stronger organic growth and profitability. PSA’s operating platform advantage, with 78% same-store direct operating margins, compare favorably to NSA’s margins of 69% and those of public peers. The combined company expects to generate approximately $110 to $130 million of run-rate synergies within the next three to four years from revenue enhancements, operating efficiencies, tenant reinsurance uplift and G&A savings.

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Meaningful earnings growth: The transaction is expected to be accretive to FFO per share within the first year of closing and approximately $0.35-$0.50 per share accretive upon the full realization of synergies in three to four years.

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Fortress balance sheet: Public Storage’s A / A2 credit rating is the highest of any publicly traded U.S. REIT. The combined company will utilize this cost of capital advantage and increased free cash flow to fund significant future growth initiatives. Following realization of cost synergies, the transaction is expected to be leverage neutral.

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Positioned for future growth: The transaction integrates NSA’s assets into the PS4.0 framework, leveraging a platform designed to drive absolute and relative total shareholder return. This combination reinforces our existing PS Next competitive moat, providing a scalable foundation to fuel enhanced growth initiatives, including opportunistic acquisitions, development, expansion, and lending, while cementing PSA’s leadership in the third-party management sector through the PS Advantage platform.

Advancing PS4.0

The acquisition of NSA reflects PSA’s first value creation milestone since the recent debut of PS4.0, the strategic vision to capitalize on industry leadership in a landscape of meaningful growth opportunities in self storage.

The value creation opportunity is fueled by operational execution within PS Next, Public Storage’s next-generation operating model. This will be aided by the combination of PSA’s scaled omnichannel digital-first platform, advanced data science, and exceptional talent to improve the financial profile of NSA’s assets. PSA’s structural advantages in operating efficiency and cost of capital create a value creation flywheel that enables the Company to consistently unlock greater profitability from acquired portfolios.

Public Storage will continue to be led by our incoming Chief Executive Officer Tom Boyle, as well as newly appointed Presidents Joe Fisher, Natalia Johnson and Chris Sambar and guided by a board led by non-executive Chairman, Shankh Mitra.

Conference Call

A conference call is scheduled for March 16, 2026 at 8:00 a.m. ET to discuss the transaction. The webcast link is available at https://events.q4inc.com/attendee/541649582. A replay of the conference call may be accessed by using the link at www.publicstorage.com under “About Us, Investor Relations, News and Events, Event Calendar.”

Advisors

Goldman Sachs & Co. LLC, Wells Fargo, and Eastdil Secured are serving as financial advisors, Wachtell, Lipton, Rosen & Katz is serving as legal advisor, DLA Piper is serving as real estate financing counsel, and Kekst CNC is serving as strategic communications advisor to Public Storage.

Morgan Stanley & Co. LLC is acting as exclusive financial advisor, Clifford Chance US LLP is serving as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to National Storage Affiliates Trust.

About Public Storage

Public Storage, a member of the S&P 500, is a REIT that primarily acquires, develops, owns, and operates self storage facilities. At December 31, 2025, we: (i) owned and/or operated 3,533 self storage facilities located in 40 states with approximately 258 million net rentable square feet in the United States and (ii) owned a 35% common equity interest in Shurgard Self Storage Limited (Euronext Brussels: SHUR), which owned 332 self storage facilities located in seven Western European countries with approximately 18 million net rentable square feet operated under the Shurgard® brand. Our headquarters are located in Frisco, Texas.

About National Storage Affiliates Trust

National Storage Affiliates Trust is a real estate investment trust headquartered in Greenwood Village, Colorado, focused on the ownership, operation and acquisition of self storage properties predominantly located within the top 100 metropolitan statistical areas throughout the United States. As of December 31, 2025, the Company held ownership interests in and operated 1,063 self storage properties, located in 37 states and Puerto Rico with approximately 69.4 million rentable square feet, excluding three properties classified as held for sale, that were sold to a third party in January 2026. NSA is one of the largest owners and operators of self storage properties among public and private companies in the United States. For more information, please visit the Company’s website at www.nsastorage.com. NSA is included in the MSCI US REIT Index (RMS/RMZ), the Russell 1000 Index of Companies and the S&P MidCap 400 Index.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which National Storage Affiliates Trust (“NSA”) and Public Storage operate, as well as beliefs and assumptions of NSA and Public Storage. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that NSA or Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between NSA and Public Storage, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where NSA and Public Storage operate, NSA’s and Public Storage’s respective debt, capital structure and financial position and NSA’s and Public Storage’s respective ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to NSA’s ability to obtain the required shareholder and unitholder approval, and the parties’ ability to satisfy the other conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that NSA’s business will not be integrated successfully with Public Storage’s or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against NSA or its trustees, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of NSA and Public Storage management from ongoing business operations, will harm NSA’s and Public Storage’s businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact NSA’s and Public Storage’s ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring NSA to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of NSA and Public Storage to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Public Storage common stock to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect NSA’s or Public Storage’s financial performance; (xiv) other risks related to the completion of the proposed transaction and actions related thereto; (xv) legislative, regulatory and economic developments; (xvi) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management’s response to any of the aforementioned factors; (xvii) changes in global financial markets, interest rates and foreign currency exchange rates; (xviii) increased or unanticipated competition affecting NSA’s or Public Storage’s properties; (xix) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xx) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xxi) risks related to NSA’s and Public Storage’s investments in ventures, including NSA’s and Public Storage’s respective abilities to establish new ventures; (xxii) environmental uncertainties, including risks of natural disasters; (xxiii) those risks and uncertainties set forth in NSA’s and Public Storage’s Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements,” respectively, and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by NSA or Public Storage, as the case may be, with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xxiv) those risks that will be described in the Registration Statement and Proxy Statement/Prospectus that will be filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither NSA nor Public Storage undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if NSA’s and Public Storage’s underlying assumptions prove to be incorrect, NSA’s, Public Storage’s and the combined company’s actual results may vary materially from what NSA or Public Storage may have expressed or implied by these forward-looking statements. NSA and Public Storage caution not to place undue reliance on any of NSA’s or Public Storage’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect NSA or Public Storage.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the proposed transaction between NSA and Public Storage, Public Storage intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of NSA that also constitutes a prospectus of Public Storage (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to NSA’s shareholders seeking their approval of the proposed transaction and other related matters. Each of NSA and Public Storage may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Proxy Statement/Prospectus or any other document that NSA or Public Storage (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY

VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NSA AND PUBLIC STORAGE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when they become available) and other documents filed with the SEC by NSA and/or Public Storage, which contain important information, through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the documents filed by NSA with the SEC on NSA’s website at https://ir.nsastorage.com/sec-filings/all-sec-filings or by contacting NSA Investor Relations at ghoglund@nsareit.net. Security holders will also be able to obtain free copies of the documents filed by Public Storage with the SEC on Public Storage’s website at https://investors.publicstorage.com/financial-reports/sec-filings or by contacting Public Storage Investor Relations at investorrelations@publicstorage.com.

Participants in the Solicitation

NSA, Public Storage, their respective trustees and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from NSA’s shareholders in respect of the proposed transaction. Information about the trustees and executive officers of NSA, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in NSA’s proxy statement for its 2025 Annual Meeting of Shareholders under the headings “Our Board,” “How We Are Paid,” “Compensation Discussion and Analysis,” “Summary Compensation and Other Tables,” “Severance and Change in Control Arrangements,” “Certain Relationships and Related Transactions” and “Shareholder Ownership Information,” which was filed with the SEC on March 28, 2025, and in NSA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026. To the extent holdings of NSA’s securities by its trustees or executive officers have changed since the amounts set forth in NSA’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC, and available on the SEC’s website at www.sec.gov. Information about the trustees and executive officers of Public Storage, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Public Storage’s proxy statement for its 2025 Annual Meeting of Shareholders under the headings “2024 Trustee Compensation,” “Our Named Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Potential Payments Upon Termination or Change in Control,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person Transactions” and “Share Ownership of Trustees and Management,” which was filed with the SEC on March 28, 2025, in Public Storage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 12, 2026, in Public Storage’s Form 8-K filed with the SEC on July 30, 2025, and in Public Storage’s Form 8-K filed with the SEC on February 12, 2026. To the extent holdings of Public Storage’s securities by its trustees or executive officers have changed since the amounts set forth in Public Storage’s definitive proxy statement for its 2025 Annual Meeting of

Shareholders, such changes have been or will be reflected on an Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the Registration Statement and the Proxy Statement/Prospectus carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from NSA or Public Storage using the sources indicated above.

Contacts

Public Storage Investors

Brandon Reagan

breagan@publicstorage.com

Public Storage Media

Nick Capuano / Mark Fallati

Kekst CNC

nicholas.capuano@kekstcnc.com / mark.fallati@kekstcnc.com

National Storage Affiliates Trust Investors

George Hoglund, CFA

Vice President – Investor Relations

(720) 630-2160

ghoglund@nsareit.net

National Storage Affiliates Trust Media

Andrew Siegel / Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449